                                                                  EXHIBIT 10.19

March 1, 2000



Tony Papa, CEO
Michael Ussery, CFO
NetLojix Communications, Inc./
Remote Lojix, PCSI, Inc.
501 Bath St.
Santa Barbara, Ca. 93101

VIA FACSIMILE

Gentlemen:

The following outlines the parameters of the Coast Business Credit ("Coast") proposed financing for NetLojix Communications, Inc. ("NetLojix"):

---------------------------- ------------------------- ----------------------------------------
                              EXISTING COAST DEAL       PROPOSAL TO NETLOJX @ 3-01-00
                              WITH AVTEL/MATRIX
---------------------------- ------------------------- ----------------------------------------
 Borrower 1:                  Matrix Telecom            NetLojix
                              (secured)                 (secured)
---------------------------- ------------------------- ----------------------------------------
 Borrower 2:                  Avtel(NetLojix)           Remote Lojix/PCSI Inc. (secured)
                              (secured)
---------------------------- ------------------------- ----------------------------------------
 Borrower 3:                  Remote Lojix (secured)
---------------------------- ------------------------- ----------------------------------------
 Credit Limit                 $7,500M                   $3,000M
---------------------------- ------------------------- ----------------------------------------
 AR formula                   75% advance rate          75% Advance Rate. At Coast's
                                                        discretion, increase advance rate to
                                                        80% upon Dilution less than 10% &
                                                        EBITDA/Interest Coverage of at least
                                                        1.1:1; if future audited FS report
                                                        material negative differences, 75%
                                                        advance rate will be reinstated.
---------------------------- ------------------------- ----------------------------------------
 Unbilled Receivables         Yes                       Immediately available on Business
                                                        Markets Group Receivables at a 75%
                                                        advance rate of eligible unbilled AR.
                                                        Available with Remote Lojix upon
                                                        NetLojix (parent) achieving &
                                                        maintaining EBITDA/Interest
                                                        Coverage Ratio of 1.15:1 for 3
                                                        consecutive months.
---------------------------- ------------------------- ----------------------------------------


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

---------------------------- ------------------------- ----------------------------------------
                                                        $750,000. Sublimit
---------------------------- ------------------------- ----------------------------------------
 Unbilled Reserves            $500M on Matrix AR        NA
                              availability
---------------------------- ------------------------- ----------------------------------------
 90 day AR eligibility        Yes                       Yes
---------------------------- ------------------------- ----------------------------------------
 Min. Interest                Based on $1,500M in       Based on $750M for 6 months;
                              borrowings                $1,000M thereafter.
---------------------------- ------------------------- ----------------------------------------
 Interest Rate                P+2%                      P+2%
---------------------------- ------------------------- ----------------------------------------
 Loan Fee                     $75M (Paid)               $30M (restructure fee)
---------------------------- ------------------------- ----------------------------------------
 Float                        2 business days           2 bus days
---------------------------- ------------------------- ----------------------------------------
 CAPEX facility               Yes                       NO
---------------------------- ------------------------- ----------------------------------------
 LC facility                  Yes                       YES
---------------------------- ------------------------- ----------------------------------------
 Facility Fee                 $1,500/Qrt                $1,500M/Quarter
---------------------------- ------------------------- ----------------------------------------
 Early Termination fee        2% in Yr 1, 1% in Yr 2    2% Yr. 1, 1% in Yr. 2
---------------------------- ------------------------- ----------------------------------------
 Maturity Date                9-30-2000                 1-31-2002
---------------------------- ------------------------- ----------------------------------------

CONDITIONS PRECEDENT:

-    Coast audit of NetLojix & Remote Lojix/PCSI Inc.
-    2-year Projections approved by Coast.
- NetLojix (parent) must maintain a minimum Net Worth of $3,000,000 measured on a monthly basis (subject to change with any Balance Sheet adjustment from Matrix sale). Net Worth less than $3,000,000 will be an event of default
-    Company must retain 80% of Actual Net Income
-    All taxes to be current at funding and ongoing.
-    Availability at funding of $250,000
- Addictive Media & Westnet Communications (currently non-borrowing subsidiaries) may be added as co-borrowers & AR Collateral considered in the borrowing base only upon future satisfactory Coast audit & Documentation
- First security interest in all tangible and intangible assets of NetLojix Communications, Inc., and subsidiaries
-    No up-streaming, down-streaming, side-streaming of any funds to affiliates
-    Collections to be remitted via lockbox

The purpose of this letter is to express Credit Committee's Approval only and it should not be viewed as a commitment to fund. Any funding would require satisfactory performance of conditions precedent and items customary to asset based lending, including documentation acceptable to Coast and to our attorneys.

         If the forgoing correctly sets forth the general terms of the desired transaction, please sign below & return to Coast by the close of business on 03-02-00 to proceed with documentation, otherwise we'll make arrangements to terminate the present lending arrangement.


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

We look forward to your approval.

Sincerely,

COAST BUSINESS CREDIT

/s/ R. BRITTON TERRELL

R. Britton Terrell
Vice President

AGREED & ACKNOWLEDGED:

NETLOJIX COMMUNICATIONS, INC.               REMOTE LOJIX/PCSI, INC.

BY:  /s/ ANTHONY E. PAPA                    BY:  /s/ ANTHONY E. PAPA
   ----------------------------                ---------------------------

TITLE: CHIEF  EXECUTIVE OFFICER             TITLE: CHIEF EXECUTIVE OFFICER


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